UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2025

FORTUNE BRANDS INNOVATIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, Illinois		60015-5611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 484-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

As announced in the Press Release (as defined herein), on January 18, 2025, Fortune Brands Innovations, Inc. (the "Company") decided to consolidate its U.S. regional offices into one campus headquarters in Deerfield, Illinois. The Company’s digital-focused office in San Francisco, California, along with its U.S. manufacturing facilities, U.S. distribution centers, sales offices and international sites, will continue operations as usual. In connection with these consolidation activities, certain impacted employees will be extended an opportunity to continue their employment with the Company in the new headquarters and, for those not continuing with the Company, such employees will be asked to provide transition assistance and offered severance packages in connection with their termination of service with the Company. The consolidation activities are expected to be completed on or before December 31, 2026.

In connection with these consolidation activities and related organizational and personnel changes, the Company currently expects to incur certain cash and non-cash restructuring charges related to employee relocation, severance, retention, non-cash asset related costs, lease exit costs, and other transition activities estimated in the range of approximately $50 million to $80 million in the aggregate, the majority of which are expected to be cash charges that will be spread through the balance of this fiscal year and fiscal year 2026.

At this time, the Company is unable in good faith to make a determination of an estimate or range of estimates required by paragraphs (b) and (d) of Item 2.05 of Form 8-K with respect to such consolidation activities and related organizational and personnel changes. The Company will file an amendment to this report after it makes a determination of such estimate or range of estimates.

Certain of the statements in this Current Report on Form 8-K, including statements regarding anticipated and estimated employee relocations and related costs, office transitions, related expenses, and the timing of those actions, are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. We use words and phrases such as “expects,” “will,” “anticipated”, “estimated” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. The forward-looking statements herein, including the estimated range of restructuring cash and non-cash charges and the timing thereof, are based on information available to us as of the date any such statements are made and we assume no obligation to update these forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include, but are not limited to, the following: the potential for increased employee transition costs or difficulty retaining key employees, including as a result of market pressures or a reluctance to relocate to a new geographic area; difficulties in identifying, or negotiating terms with, potential assignees or subtenants for existing leased office space; and other risk factors described from time to time in the reports, including our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, we file with the Securities and Exchange Commission.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2025, the Company announced that, in connection with an initiative to simplify its executive leadership structure, it has eliminated the role of Group President of the Company. As a result of this change in the Company’s leadership structure, on January 19, 2025, the Company notified Ms. Cheri M. Phyfer, Executive Vice President and Group President, that she will no longer serve as an executive officer of the Company effective January 22, 2025. To facilitate the transition, Ms. Phyfer is expected to serve as an advisor to the Company through July 1, 2025. Due to the elimination of her position, Ms. Phyfer will be eligible to receive benefits upon her departure generally consistent with the terms of the Company’s severance agreement as disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 22, 2024.

On January 22, 2025, the Company also announced the newly created role of President, Security and Connected Products. As a result of the change in leadership structure, on January 19, 2025, the Company notified Mr. David V. Barry, Executive Vice President and Chief Financial Officer of the Company, that he would be appointed as President, Security and Connected Products, effective January 22, 2025. Mr. Barry will continue in his role as Executive Vice President and Chief Financial Officer until a new Chief Financial Officer is appointed.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company on January 22, 2025 announcing the Company's organizational and leadership changes is furnished as Exhibit 99.1 to this Form 8-K (the “Press Release”) and is hereby incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 22, 2025, issued by Fortune Brands Innovations, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS INNOVATIONS, INC.

Date:	January 22, 2025	By:	/s/ Hiranda S. Donoghue
		Name: Title:	Hiranda S. Donoghue Executive Vice President, Chief Legal Officer and Secretary